SUPPLEMENTARY INFORMATION TO STATEMENTS OF COMPREHENSIVE INCOME - Financial income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
SUPPLEMENTARY INFORMATION TO STATEMENTS OF COMPREHENSIVE INCOME
Exchange rate differences	$ 661	$ 5	$ 64
Gain on marketable securities, net			156
Share options	7,423
Call+Put options	320
Interest	429	376	104
Financial income	$ 8,833	$ 381	$ 324